Execution Version 1 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is entered into as of January 27, 2023 by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution”), VILLAGE GALLOWAY SHOPPING CENTER LLC, a limited liability company organized under the laws of the State of New Jersey (“Galloway”) VILLAGE VINELAND 3600 LANDIS LLC (“Vineland” and collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah, Fire Brands, VSM Distribution and Galloway, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”). RECITALS Whereas, the Borrower and Bank entered into a certain Amended and Restated Credit Agreement dated as of January 28, 2022 and a certain First Amendment to Amended and Restated Credit Agreement dated September 1, 2022 (collectively, as they may be further amended, replaced, restated, modified and/or extended from time to time, the “Credit Agreement”); and Whereas, Borrower and Bank have agreed to modify the terms of the Credit Agreement as set forth in this Second Amendment. Now, therefore, in consideration of the Bank’s continued extension of credit and the agreements contained herein, the parties agree as follows:

Execution Version 2 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 AGREEMENT 1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower dated January 22, 2023 with respect to the Obligations is correct. 2) DEFINITIONS. The definitions in the Credit Agreement shall be and hereby are modified as follows: (a) The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Credit Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Credit Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New Jersey. (b) The following definitions in Section 8.2 of the Credit Agreement are hereby deleted and are replaced to read as follows: “Advances” shall mean and include the Revolving Advances as well as the Letters of Credit, the Term Loan, the Converted Term Loan, the Galloway Term Loan, the 2022 Term Loan and the Vineland Term Loan. “Applicable Termination Date” shall mean, as applicable, the Termination Date, the Term Loan Maturity Date, the Converted Term Loan Maturity Date, the Galloway Term Loan Maturity Date, the 2022 Term Loan Maturity Date and/or the Vineland Term Loan Maturity Date. “Contract Rate” shall mean, as applicable, the Revolving Interest Rate, the Term Loan Rate, the Converted Term Loan Rate, the Galloway Term Loan Rate, the 2022 Term Loan Rate and the Vineland Term Loan Rate. “Loans” shall mean, collectively, the Revolving Advances, the Term Loan, the Converted Term Loan, the Galloway Term Loan, the 2022 Term Loan and the Vineland Term Loan. “Note” shall mean, collectively, the Revolving Credit Note, the Term Note, the Converted Term Note, the Galloway Term Note, the 2022 Term Loan Note and the Vineland Term Loan Note. “Term Loans” shall mean, as applicable, collectively and individually, the Term Loan, the Converted Term Loan, the Galloway Term Loan, the 2022 Term Loan and the Vineland Term Loan. “Term Loan Rates” shall mean, as applicable, collectively and individually, the Term Loan Rate, the Converted Term Loan Rate, the Galloway Term Loan Rate, the 2022 Term Loan Rate and the Vineland Term Loan Rate. (c) The following definitions are hereby added to Section 8.2 of the Credit Agreement to read as follows in alphabetical order:

Execution Version 3 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 “Second Amendment” shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of the Second Amendment Closing Date by and among the Borrower and the Bank. “Second Amendment Closing Date” shall mean as of January 27, 2023. “Vineland Premises” means the real property located at 3600 E. Landis Avenue, City of Vineland, Cumberland County, New Jersey 08361, which property is being mortgaged by Borrowers to the Bank under that certain Mortgage and Assignment of Rents and Leases executed on even date herewith. “Vineland Term Loan” shall mean the Advances made pursuant to Section 1.3(d) of this Agreement. “Vineland Term Loan Advance Date” shall mean January 27, 2023. “Vineland Term Loan Amount” shall mean $7,125,000. “Vineland Term Loan Conditions” shall have the meaning ascribed to it in Section 3 of the Second Amendment. “Vineland Term Loan Maturity Date” shall mean January 27, 2038. “Vineland Term Loan Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of the SOFR Average (30-Day SOFR Average) and zero percent (0.00%) plus (ii) one and seventy-five hundredths of one percent (1.75%). “Vineland Term Loan Note” shall mean the promissory note described in Section 1.3(d)(i) hereof. 3) MODIFICATIONS. The Credit Agreement shall be and hereby is modified as follows: (a) The following Subsection (d) is hereby added to Section 1.3 of the Credit Agreement to read as follows: “(d) Vineland Term Loan. (i) Vineland Term Loan. Bank hereby agrees to make a term loan to Borrower in a principal amount equal to the Vineland Term Loan Amount (“Vineland Term Loan”). Borrower's obligation to repay the Vineland Term Loan shall be evidenced by a certain promissory note dated the Second Amendment Closing Date, as modified from time to time in form and substance attached as Exhibit A to the Second Amendment (“Vineland Term Note”). (ii) Repayment. The Vineland Term Loan shall be repayable in one hundred eighty (180) equal consecutive monthly principal installments based on a fifteen (15) year amortization schedule as more fully set forth on Schedule 1 attached to the Vineland Term Note, which shall be in the amount of $39,583.33 plus accrued interest commencing on the first Business Day of March,

Execution Version 4 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 2023, and continuing on the first Business Day of each month thereafter, with the one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on the twenty-seventh (27th) day of January, 2038, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default herewith or earlier termination of this Agreement pursuant to the terms hereof. Notwithstanding anything to the contrary herein, the Vineland Term Loan is due and payable in full if the Revolving Line of Credit is not extended beyond the applicable Termination Date. (iii) Prepayment. Borrower may prepay principal on the Vineland Term Loan solely in accordance with the provisions of the terms and conditions set forth herein including, but not limited to, Section 1.8 herein. (b) Section 1.4 of the Credit Agreement is hereby amended by the addition of the following subsection (vi) to be added in numerical order in the second sentence of Subsection (a) to read as follows: “and (vi) with respect to the Vineland Term Loan, the Vineland Term Loan Rate” (c) Section 4 of the Credit Agreement is hereby amended by the addition of Subsection 4.15 to be added to in numerical order to read as follows: SECTION 4.15 ADDITIONAL NOTICES. Furnish Bank with prompt written proof of compliance with all activity and use limitations, classification exception areas, deed restrictions, remedial action permits and any other ongoing reporting and compliance obligations such as continued monitoring, soil management plans, land-use restrictions and similar requirements, on no less than an annual basis. 4) CONDITIONS TO ADVANCING THE VINELAND TERM LOAN. (a) The obligation of the Bank hereunder to advance the Vineland Term Loan to the Borrower is subject to the satisfaction of the following restrictions and conditions precedent delivered prior to the Second Amendment Closing Date, unless the Bank agrees to extend such date due to the timing of the delivery of various items of due diligence set forth herein below, (collectively, the “Vineland Term Loan Conditions”): (i) The Bank shall have received fully executed copies of the Second Amendment, the Vineland Term Note and such other documents as Bank shall require; (ii) The Vineland Premises shall be mortgaged in favor of the Bank as security for the Vineland Term Loan; (iii) The Bank shall have received the applicable Mortgage and all applicable Mortgaged Premises Support Documentation with regard to the Vineland Premises; (iv) The Bank shall have received a final certificate of occupancy with respect to [each unit on] the Vineland Premises;

Execution Version 5 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 (v) The Bank shall have received a fully executed lease between Village NJ and Vineland acceptable to the Bank and its counsel; (vi) The Bank shall have received a Closing Certificate from the Borrower; (vii) The Bank shall have received an Omnibus Certificate from the Borrower (other than Vineland); and (viii) The Borrower shall satisfy and/or deliver to the Bank such documentation, certificates and/or other terms and conditions, as reasonably required by the Bank. All of the foregoing shall be evidenced by and subject to the terms of the Loan Documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall pay to Bank immediately upon demand the full amount of all charges, costs and expenses (to include fees paid to third parties and all allocated costs of Bank personnel), expended or incurred by Bank in connection with any of the foregoing security, including without limitation, filing and recording fees and costs of appraisals, audits and title insurance. 5) POST-CLOSING CONDITIONS. In order to induce the Bank to enter into this Second Amendment and to make the Vineland Term Loan and other financial accommodations to the Borrowers pursuant to this Second Amendment, the Borrowers hereby covenant and agree to deliver to the Bank not later than sixty (60) days from the Second Amendment Closing Date, proof, in form and substance acceptable to the Bank, of the reporting of all environmental conditions to the applicable governmental authority required by Environmental Laws and then on an ongoing basis, the Borrowers shall provide to the Bank the following documents, instruments and agreements (collectively, the “Post-Closing Documents”): (a) A true copy of the regulatory case closure letter and supporting documentation including, without limitation, documentation confirming the successful installation of a vapor mitigation system (“VMS”), if required by Environmental Laws, demonstrating the VMS is successfully mitigating vapor intrusion; (b) True copies of reports, correspondence and documentation, including without limitation, site investigation reports, remedial investigation reports, remedial action workplans, remedial action reports and any other reports supporting regulatory closure with the issuance of a written determination that no further action is required to the least restrictive applicable standards; and (c) Annual written status updates prepared by a licensed site remediation professional of record, as defined under Environmental Laws, regarding Borrower’s compliance with Environmental Laws. 6) RELEASE. Borrower and its representatives, successors and assigns hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative

Execution Version 6 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 defenses, setoffs, counterclaims, actions and causes of action of whatsoever kind or nature, whether known or unknown, which it has, may have or might have or may assert now or in the future against Bank directly or indirectly, arising out of, based upon or in any manner connected with any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, in each case related to, arising from or in connection with the Credit Agreement and/or any other Loan Document, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Second Amendment Closing Date. The Borrower hereby acknowledges and agrees that the execution of this Second Amendment by Bank shall not constitute an acknowledgment of or an admission by Bank of the existence of any such claims or of liability for any matter or precedent upon which liability may be asserted. 7) NO WAIVER OF DEFAULTS. This Second Amendment does not constitute (a) a waiver of, or a consent to, (i) any provision of the Credit Agreement or any other Loan Document except as expressly stated in this Second Amendment, if applicable, or (ii) any present or future violation of, or Default or Event of Default under, any provision of the Credit Agreement or any other Loan Document, or (b) a waiver of Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Credit Agreement or any other Loan Document. The Borrower hereby acknowledges and agrees that failure to comply with any terms and/or conditions set forth herein shall be an Event of Default under the Credit Agreement and the other Loan Documents. 8) ACKNOWLEDGMENTS. Borrower acknowledges and represents that: (a) the Credit Agreement and the other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off; (b) to the best of its knowledge, no default by the Bank in the performance of its duties under the Credit Agreement or the other Loan Documents has occurred; (c) all representations and warranties of the Borrower contained herein, in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date; (d) No Material Adverse Effect has occurred during the period commencing on the Closing Date through and including the Second Amendment Closing Date; (e) Borrower has taken all necessary action to authorize the execution and delivery of this Second Amendment; and (f) this Second Amendment is a modification of an existing obligation and is not a novation. 9) EFFECT ON THE LOAN AGREEMENT. Upon the effectiveness of this Second Amendment: (a) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby; (b) all references in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby; and

Execution Version 7 Wells/Village – Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 (c) except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. 10) MISCELLANEOUS. This Second Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state’s conflicts of law principles. This Second Amendment, the Credit Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Second Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Second Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Second Amendment, the Credit Agreement or the other Loan Documents. This Second Amendment, the Credit Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Second Amendment, the Credit Agreement and/or any of the other Loan Documents, the terms of the Credit Agreement as modified by this Second Amendment shall control. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Second Amendment. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. 11) Waiver of Jury Trial. To the fullest extent permitted by applicable law, Borrower hereby irrevocably waives any right to trial by jury of any claim, demand, action or cause of action arising under this Second Amendment or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Second Amendment or the transactions contemplated hereby, in each instance whether now existing or hereafter arising and whether in contract, tort, equity or otherwise. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT] IN WITNESS WHEREOF, the undersigned have signed and sealed this Second Amendment the day and year first above written. BORROWER: ATTEST: VILLAGE SUPER MARKET, INC. By Nan Title: c: Da iel McCarthy ral Counsel By: Nam : JOHN VAN RDEN Title: Chief Financial Officer WITNESS: VILLAGE SUPER MARKET OF NJ, L.P. By: Na Titl e • • Ge niel McCarthy ral Counsel By: Village Super Market, Inc., a New Jersey corporation, its General Partner BY be, idC),Lve, Name JOHN VAN ORDEN Title: Chief Financial Officer WITNESS: VILLAGE SUPERMARKET OF MARYLAND LLC By: Na Title. en e: D iel McCarthy al Counsel By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: Nang: JOHN VAN ORDEN Title: Chief Financial Officer at, [SIGNATURE PAGE TO FOLLOW] 8 Wells/Village — Second Amendment to A&R Credit Agreement 4855.4606-1891, v. 2

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT] WITNESS: VILLAGE SUPER MARKET OF PA, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: Nam : Da "el McCarthy Title: en al Counsel WITNESS: By: Nam Title: : a cue id McCarthy al Counsel By: Nam : JOHN VAN ORDEN Title: Chief Financial Officer VSM NEW MARKETS, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member BY: 14, 04e/1 Nam JOHN VAN ORDEN Title: Chief Financial Officer WITNESS: VSM GOURMET, LLC By N Ti e: Ce aniel McCarthy oral Counsel By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: (QP.t.,/4 Nam OHN VAN ORDEN Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] 9 WelisNillage — Second Amendment to A&R Credit Agreement 4855-4606-1891, v.2

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT] WITNESS: VSM NY HOLDINGS LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: Na Title :D Gen niel McCarthy al Counsel EY Nam JOHN VAN ORDEN Title: Chief Financial Officer WITNESS: GREATER MORRISTOWN RESTAURANT, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: a"._ s . Nam iel McCarthy V Name JOHN VAN ORDEN Title: •al Counsel Title: Chief Financial Officer WITNESS: HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY By: Na Title e; Da Gener 'el McCarthy I Counsel By: Village Super Market, Inc., a New Jersey corporation, its Manager By: Name: OHN VAN ORDEN Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] 10 Wells/Village — Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 2

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WITNESS:

By:____________________
Name: Daniel McCarthy
Title: General Counsel

DELILAH PROPERTIES LLC
By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By:____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By:____________________
Name: Daniel McCarthy
Title: General Counsel

FIRE BRANDS INNOVATION LLC

By:____________________
Name: JOHN VAN ORDEN
Title: Manager

WITNESS:

By:____________________
Name: Daniel McCarthy
Title: General Counsel

VSM NY DISTRIBUTION LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By:____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Office

WITNESS:

By:____________________
Name: Daniel McCarthy
Title: General Counsel

VILLAGE GALLOWAY SHOPPING CENTER LLC
By: Village Super Market, Inc., a New Jersey corporation, its sole member

By:____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

11

Wells/Village -- Second Amendment to A&R Credit Agreement
4855-4606-1891, v. 2

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT] WITNESS: VILLAGE VINELAND 3600 LANDIS LLC By: Village Super Market, Inc., a New Jersey corporation, its sole member By: Nam Title :D Gene By: 'el McCarth V Name• JOHN VA ORDEN I Counsel Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] 12 Wells/Village — Second Amendment to A&R Credit Agreement 4855-4606-1891, v.2

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Catherine Alessi

Name: CATHERINE ALESSI

Title: Senior Vice President

13

Wells/Village – Second Amendment to A&R Credit Agreement
4855-4606-1891, v. 2

Execution Version Exhibit A Vineland Term Note See Attached 14 Wells/Village — Second Amendment to A&R Credit Agreement 4855-4606-1891, v. 4 ecution ersion ells/Vi lage – ond endment R redit gree ent 5-4606-1891, . xhibit i el nd er ote ee tt ched

Execution Version 1 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 VINELAND TERM LOAN NOTE Wells Fargo Bank, National Association $7,125,000 As of January 27, 2023 Roseland, New Jersey This Vineland Term Loan Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of January 28 2022, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated September 1, 2022, and a certain Second Amendment to Amended and Restated Credit Agreement dated as of even date herewith (collectively, as they may be further amended, replaced, restated, supplemented, modified and/or extended from time to time, the “Credit Agreement”) by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution”), VILLAGE GALLOWAY SHOPPING CENTER LLC, a limited liability company organized under the laws of the State of New Jersey (“Galloway”), and VILLAGE VINELAND 3600 LANDIS LLC, a limited liability company organized under the laws of the State of New Jersey (“Vineland” and collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah, Fire Brands, VSM Distribution, and Galloway, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement. FOR VALUE RECEIVED, Borrower hereby promise to pay to the order of the Bank, at the office of the Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as the Bank may from time to time designate to Borrower in writing: (i) the principal sum of SEVEN MILLION ONE HUNDRED TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($7,125,000) in one hundred eighty (180) equal consecutive monthly principal installments based on a fifteen (15) year amortization schedule as more fully set forth on Schedule 1 attached hereto, which shall be in the amount of $39,583.33 plus

Execution Version 2 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 accrued interest commencing on the first Business Day of March, 2023, and continuing on the first Business Day of each month thereafter, with the one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on the twenty-seventh (27th) day of January, 2038, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Vineland Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and (iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder which is due and payable in full if the Revolving Line of Credit is not extended beyond the applicable Termination Date. This Note is the “Vineland Term Loan Note” referred to in the Credit Agreement and is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case pursuant to the terms and conditions set forth in the Credit Agreement. If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement or the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under the Credit Agreement or any of the other Loan Documents. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all

Execution Version 3 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction. This Note shall be construed and enforced in accordance with the laws of the State of New Jersey. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement. [SIGNATURE PAGE TO FOLLOW]

4 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 5 [SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] ATTEST: VILLAGE SUPER MARKET, INC. By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer VILLAGE SUPER MARKET OF NJ, L.P. WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its General Partner By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer VILLAGE SUPERMARKET OF MARYLAND LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] Execution Version

5 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 5 [SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] VILLAGE SUPER MARKET OF PA, LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer VSM NEW MARKETS, LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer VSM GOURMET, LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] Execution Version

6 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 5 [SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] VSM NY HOLDINGS LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer GREATER MORRISTOWN RESTAURANT, LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Manager By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] Execution Version

7 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 5 [SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] DELILAH PROPERTIES LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer WITNESS: FIRE BRANDS INNOVATION LLC By: By: Name: Name: JOHN VAN ORDEN Title: Title: Manager VSM NY DISTRIBUTION LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer WITNESS: VILLAGE GALLOWAY SHOPPING CENTER LLC By: Village Super Market, Inc., a New Jersey corporation, its sole member By:_____________________ By:__________________________ Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer Execution Version

8 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 5 [SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] WITNESS: VILLAGE VINELAND 3600 LANDIS LLC By: Village Super Market, Inc., a New Jersey corporation, its sole member By:_____________________ By:__________________________ Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer Execution Version

Execution Version 9 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 SCHEDULE 1 The Note will be paid in the principal amounts plus accrued interest on the dates as shown below: Payment Due Date Principal Payment Due Mar 01, 2023 39,583.33 Apr 03, 2023 39,583.33 May 01, 2023 39,583.33 Jun 01, 2023 39,583.33 Jul 03, 2023 39,583.33 Aug 01, 2023 39,583.33 Sep 01, 2023 39,583.33 Oct 02, 2023 39,583.33 Nov 01, 2023 39,583.33 Dec 01, 2023 39,583.33 Jan 02, 2024 39,583.33 Feb 01, 2024 39,583.33 Mar 01, 2024 39,583.33 Apr 01, 2024 39,583.33 May 01, 2024 39,583.33 Jun 03, 2024 39,583.33 Jul 01, 2024 39,583.33 Aug 01, 2024 39,583.33 Sep 03, 2024 39,583.33 Oct 01, 2024 39,583.33 Nov 01, 2024 39,583.33 Dec 02, 2024 39,583.33 Jan 02, 2025 39,583.33 Feb 03, 2025 39,583.33 Mar 03, 2025 39,583.33 Apr 01, 2025 39,583.33 May 01, 2025 39,583.33 Jun 02, 2025 39,583.33 Jul 01, 2025 39,583.33 Aug 01, 2025 39,583.33 Sep 02, 2025 39,583.33 Oct 01, 2025 39,583.33 Nov 03, 2025 39,583.33 Dec 01, 2025 39,583.33 Jan 02, 2026 39,583.33 Feb 02, 2026 39,583.33 Mar 02, 2026 39,583.33

Execution Version 10 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Apr 01, 2026 39,583.33 May 01, 2026 39,583.33 Jun 01, 2026 39,583.33 Jul 01, 2026 39,583.33 Aug 03, 2026 39,583.33 Sep 01, 2026 39,583.33 Oct 01, 2026 39,583.33 Nov 02, 2026 39,583.33 Dec 01, 2026 39,583.33 Jan 04, 2027 39,583.33 Feb 01, 2027 39,583.33 Mar 01, 2027 39,583.33 Apr 01, 2027 39,583.33 May 03, 2027 39,583.33 Jun 01, 2027 39,583.33 Jul 01, 2027 39,583.33 Aug 02, 2027 39,583.33 Sep 01, 2027 39,583.33 Oct 01, 2027 39,583.33 Nov 01, 2027 39,583.33 Dec 01, 2027 39,583.33 Jan 03, 2028 39,583.33 Feb 01, 2028 39,583.33 Mar 01, 2028 39,583.33 Apr 03, 2028 39,583.33 May 01, 2028 39,583.33 Jun 01, 2028 39,583.33 Jul 03, 2028 39,583.33 Aug 01, 2028 39,583.33 Sep 01, 2028 39,583.33 Oct 02, 2028 39,583.33 Nov 01, 2028 39,583.33 Dec 01, 2028 39,583.33 Jan 02, 2029 39,583.33 Feb 01, 2029 39,583.33 Mar 01, 2029 39,583.33 Apr 02, 2029 39,583.33 May 01, 2029 39,583.33 Jun 01, 2029 39,583.33 Jul 02, 2029 39,583.33 Aug 01, 2029 39,583.33 Sep 04, 2029 39,583.33

Execution Version 11 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Oct 01, 2029 39,583.33 Nov 01, 2029 39,583.33 Dec 03, 2029 39,583.33 Jan 02, 2030 39,583.33 Feb 01, 2030 39,583.33 Mar 01, 2030 39,583.33 Apr 01, 2030 39,583.33 May 01, 2030 39,583.33 Jun 03, 2030 39,583.33 Jul 01, 2030 39,583.33 Aug 01, 2030 39,583.33 Sep 03, 2030 39,583.33 Oct 01, 2030 39,583.33 Nov 01, 2030 39,583.33 Dec 02, 2030 39,583.33 Jan 02, 2031 39,583.33 Feb 03, 2031 39,583.33 Mar 03, 2031 39,583.33 Apr 01, 2031 39,583.33 May 01, 2031 39,583.33 Jun 02, 2031 39,583.33 Jul 01, 2031 39,583.33 Aug 01, 2031 39,583.33 Sep 02, 2031 39,583.33 Oct 01, 2031 39,583.33 Nov 03, 2031 39,583.33 Dec 01, 2031 39,583.33 Jan 02, 2032 39,583.33 Feb 02, 2032 39,583.33 Mar 01, 2032 39,583.33 Apr 01, 2032 39,583.33 May 03, 2032 39,583.33 Jun 01, 2032 39,583.33 Jul 01, 2032 39,583.33 Aug 02, 2032 39,583.33 Sep 01, 2032 39,583.33 Oct 01, 2032 39,583.33 Nov 01, 2032 39,583.33 Dec 01, 2032 39,583.33 Jan 03, 2033 39,583.33 Feb 01, 2033 39,583.33 Mar 01, 2033 39,583.33

Execution Version 12 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Apr 01, 2033 39,583.33 May 02, 2033 39,583.33 Jun 01, 2033 39,583.33 Jul 01, 2033 39,583.33 Aug 01, 2033 39,583.33 Sep 01, 2033 39,583.33 Oct 03, 2033 39,583.33 Nov 01, 2033 39,583.33 Dec 01, 2033 39,583.33 Jan 03, 2034 39,583.33 Feb 01, 2034 39,583.33 Mar 01, 2034 39,583.33 Apr 03, 2034 39,583.33 May 01, 2034 39,583.33 Jun 01, 2034 39,583.33 Jul 03, 2034 39,583.33 Aug 01, 2034 39,583.33 Sep 01, 2034 39,583.33 Oct 02, 2034 39,583.33 Nov 01, 2034 39,583.33 Dec 01, 2034 39,583.33 Jan 02, 2035 39,583.33 Feb 01, 2035 39,583.33 Mar 01, 2035 39,583.33 Apr 02, 2035 39,583.33 May 01, 2035 39,583.33 Jun 01, 2035 39,583.33 Jul 02, 2035 39,583.33 Aug 01, 2035 39,583.33 Sep 04, 2035 39,583.33 Oct 01, 2035 39,583.33 Nov 01, 2035 39,583.33 Dec 03, 2035 39,583.33 Jan 02, 2036 39,583.33 Feb 01, 2036 39,583.33 Mar 03, 2036 39,583.33 Apr 01, 2036 39,583.33 May 01, 2036 39,583.33 Jun 02, 2036 39,583.33 Jul 01, 2036 39,583.33 Aug 01, 2036 39,583.33 Sep 02, 2036 39,583.33

Execution Version 13 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Oct 01, 2036 39,583.33 Nov 03, 2036 39,583.33 Dec 01, 2036 39,583.33 Jan 02, 2037 39,583.33 Feb 02, 2037 39,583.33 Mar 02, 2037 39,583.33 Apr 01, 2037 39,583.33 May 01, 2037 39,583.33 Jun 01, 2037 39,583.33 Jul 01, 2037 39,583.33 Aug 03, 2037 39,583.33 Sep 01, 2037 39,583.33 Oct 01, 2037 39,583.33 Nov 02, 2037 39,583.33 Dec 01, 2037 39,583.33 Jan 04, 2038 39,583.33 Jan 27, 2038 Remaining Balance